Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Dean Solov IDT Worldwide Marketing Phone: (408) 284-2608 E-mail: dean.solov@idt.com

IDT REPORTS FISCAL 2016 Q4 AND FULL YEAR FINANCIAL RESULTS
Q4 FY16 Revenue of $189.4M; up 6.6% Q/Q and 19.6% Y/Y
FY16 Revenue of $697.4M; up 21.7%
Q4 FY16 GAAP Diluted EPS of $0.59; Q4 FY16 Non-GAAP Diluted EPS of $0.36
FY16 GAAP Diluted EPS of $1.32; FY16 Non-GAAP Diluted EPS of $1.37

SAN JOSE, Calif., May 2, 2016 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal fourth quarter ended April 3, 2016.

“We concluded fiscal year 2016 with fourth quarter revenue of $189.4 million, our 10th consecutive quarter of year-over-year revenue growth. This strength in the quarter was driven by sales of communications infrastructure products, automotive and industrial products, and wireless power products. The acquisition of ZMDI is already yielding tremendous benefits to IDT and we remain on track with the integration, which should be completed by December of this year,” said Greg Waters, president and chief executive officer.

“Full year fiscal 2016 revenue grew by over 21 percent to reach $697 million, and was driven by sales of our wireless power products, and High Performance Computing/Data Center products. We remain very focused on operational excellence and achieving our target operating model which includes 30 percent operating margin and 30 percent annual free cash flow. We are well-positioned to continue outgrowing the semiconductor market overall, and to deliver best-in-class profitability and earnings power,” concluded Mr. Waters.

Recent Business Highlights - Communications

•	New IDT Family of RF Devices Targets Broadband and CATV Markets

•	IDT Introduces New VersaMixer Family of Highly Flexible RF Mixers, Delivering Superior Features for Communications Systems

•	Huawei Connects Systems with IDT RapidIO Technology to Achieve Superior Video Quality
Recent Business Highlights - Computing

•	IDT and Northeastern University Collaborate on Research to Improve Data Analytics, Caching and Bandwidth in Access Networks

•	IDT Launches Next-Generation RapidIO Switches for 5G Mobile Network Development and Mobile Edge Computing

•	IDT and 5G Lab Germany Collaborate on Technology to Enable Network-Connected Autonomous Vehicles

•	IDT and Prodrive Technologies Partner to Develop 100ns Latency, Energy-Efficient RapidIO Switch Appliance Portfolio

•	IDT Expands Power Portfolio with New Dual-Phase High-Power Digital Power Controller

•	IDT Memory Interface Devices Qualified for DDR4 Enterprise DIMMs on Intel Xeon Processor E5-2600 v4 Product Family-Based Systems

Recent Business Highlights - Consumer

•	Galaxy S7 Equips IDT Technology as part of Wireless Fast Charge

•	IDT Integrating Wireless Power and Sensor Technology for Highly Programmable, Flexible Devices

•	IDT Celebrates Leadership Position in Wireless Power with 70 Million Units Shipped

•	IDT Announces Tri-Mode Receiver Family Supporting Both Magnetic Resonance and Induction Wireless Power Standards

•	IDT Launches Industry’s Highest Efficiency 15 W Wireless Power Transmitter and Receiver Solution

•	IDT Introduces New Sensor for Detecting UVB and Ambient Light in Mobile Applications

Recent Business Highlights - Auto and Industrial

•	IDT and 5G Lab Germany Collaborate on Technology to Enable Network-Connected Autonomous Vehicles

•	IDT Introduces Energy-Efficient Sensor Signal Conditioner for Consumer Barometric Pressure and Thermopile Sensors

•	IDT Introduces High-Sensitivity 2-Channel UVA and UVB Light Sensor Designed to Monitor Environmental Health Risks
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. For financial statement purposes, the high speed data converter business is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal fourth quarter of 2016 was $189.4 million. This compared with $177.6 million reported last quarter, and $158.4 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal fourth quarter of 2016 was $81.6 million, or $0.59 per diluted share, versus GAAP net income from continuing operations of $32.5 million or $0.22 per diluted share last quarter, and GAAP net income from continuing operations of $40.4 million or $0.26 per share in the same period one year ago. Fiscal fourth quarter GAAP results include $8.2 million in stock-based compensation, $16.9 million in acquisition and restructuring charges, $3.2 million in non-cash interest expense and $58.4 million in related tax effects.

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Non-GAAP net income for the fiscal fourth quarter of 2016 was $51.5 million or $0.36 per diluted share, compared with non-GAAP net income of $52.2 million or $0.35 per diluted share last quarter, and non-GAAP net income of $45.8 million or $0.29 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal fourth quarter of 2016 was $108.0 million, or 57.0 percent, compared with GAAP gross profit of $107.9 million or 60.8 percent last quarter, and $98.1 million, or 61.9 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2016 was $117.0 million, or 61.8 percent, compared with non-GAAP gross profit of $111.1 million, or 62.6 percent last quarter, and $99.6 million, or 62.9 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal fourth quarter of 2016 was $41.0 million, compared with GAAP R&D expense of $38.4 million last quarter, and $32.1 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2016 was $36.2 million, compared with non-GAAP R&D expense of $33.8 million last quarter, and $29.7 million in the same period one year ago.

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GAAP SG&A expense for the fiscal fourth quarter of 2016 was $40.3 million, compared with GAAP SG&A expense of $38.9 million last quarter, and $27.1 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2016 was $28.9 million, compared with non-GAAP SG&A expense of $25.1 million last quarter, and $23.8 million in the same period one year ago.

Webcast and Conference Call Information

Investors may listen to the live call at 1:30 p.m. Pacific Time on May 2, 2016 by calling (888) 204-4610. The access code is 7492840. Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific Time on May 2, 2016. The webcast replay will be available after 4:30 p.m. Pacific Time on May 2, 2016 for one week. Register for access to the replay at https://jsp.premiereglobal.com/webrsvp with Passcode: 7492840.

IDT’s next regularly scheduled Quiet Period will begin June 20, 2016, during which time IDT representatives will not comment on IDT’s business outlook, financial results or expectations. The Quiet Period will extend until the day when IDT’s first quarter fiscal 2017 earnings release is published.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT’s market-leading products in RF, timing, wireless power transfer, serial switching, interfaces and sensing solutions are among the company’s broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 29, 2015. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision for (benefit from) income taxes, continuing operations;
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare

IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•	Non-cash interest expense, consists of amortization of issuance cost and accretion of discount related to the convertible notes.

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Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2016, the Company changed its methodology for reporting non-GAAP taxes to be based on estimated cash tax expense and reserves. The Company forecasts its annual cash tax liability and allocates the tax to each quarter in proportion to earnings for that period. This approach is designed to enhance the ability of investors to understand the impact of the Company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense. Non-GAAP tax amounts for periods prior to March 30, 2015 have not been adjusted to reflect the new methodology.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Apr. 3	Jan. 3	Mar. 29	Apr. 3	Mar. 29
	2016	2016	2015	2016	2015
Revenues	$189,361	$177,610	$158,350	$697,376	$572,905
Cost of revenues	81,398	69,699	60,295	275,722	227,601
Gross profit	107,963	107,911	98,055	421,654	345,304
Operating expenses:
Research and development	41,023	38,429	32,071	148,507	127,688
Selling, general and administrative	40,287	38,851	27,050	136,508	106,469
Total operating expenses	81,310	77,280	59,121	285,015	234,157

Operating income	26,653	30,631	38,934	136,639	111,147

Gain from divestiture
Other income (expense), net	(3,601)	(2,008)	1,966	(2,775)	4,791
Income from continuing operations before income taxes	23,052	28,623	40,900	133,864	115,938
Provision for (benefit from) income taxes	(58,559)	(3,922)	517	(61,435)	1,357

Net income from continuing operations	81,611	32,545	40,383	195,299	114,581

Discontinued operations:
Gain from divestiture	—	—	—	—	16,840
Loss from discontinued operations	—	—	(799)	(547)	(37,237)
Provision for income taxes	—	—	318	15	275
Net loss from discontinued operations	—	—	(1,117)	(562)	(20,672)

Net income	$81,611	$32,545	$39,266	$194,737	$93,909

Basic net income per share - continuing operations	$0.61	$0.23	$0.27	$1.37	$0.77
Basic net loss per share - discontinued operations	—	—	(0.01)	—	(0.14)
Basic net income per share	$0.61	$0.23	$0.26	$1.37	$0.63

Diluted net income per share - continuing operations	$0.59	$0.22	$0.26	$1.32	$0.74
Diluted net loss per share - discontinued operations	—	—	(0.01)	—	(0.13)
Diluted net income per share	$0.59	$0.22	$0.25	$1.32	$0.61

Weighted average shares:
Basic	134,788	140,411	148,326	142,783	148,714
Diluted	139,239	145,705	154,111	147,652	153,983

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Apr. 3	Jan. 3	Mar. 29	Apr. 3	Mar. 29
	2016	2016	2015	2016	2015

GAAP net income from continuing operations	$81,611	$32,545	$40,383	$195,299	$114,581
GAAP diluted net income per share - continuing operations	$0.59	$0.22	$0.26	$1.32	$0.74
Acquisition related:
Amortization of acquisition related intangibles	9,347	2,732	1,001	13,662	6,573
Acquisition related fees	245	2,113	—	2,591	(125)
Acquisition related foreign exchange loss	—	536	—	536	—
Amortization of fair market value adjustment to inventory	4,641	890	—	5,531	—
Restructuring related:
Severance and retention costs	2,587	6,091	—	11,493	974
Facility closure costs	53	—	—	207	276
Assets impairment and other	—	—	265	147	2,968
Other:
Stock-based compensation expense	8,249	9,462	5,684	34,157	22,453
Non-cash interest expense	3,191	2,164	—	5,355	—
Loan prepayment penalty	—	164	—	164	—
Gain from divestiture	—	(22)	(168)	(98)	(272)
Asset impairment and other	—	—	—	(586)	—
Compensation expense (benefit) - deferred compensation plan	157	366	213	(179)	990
Loss (gain) on deferred compensation plan securities	(151)	(363)	(205)	205	(940)
Non-GAAP tax adjustments	(58,388)	(4,506)	(1,391)	(62,629)	(4,596)
Non-GAAP net income from continuing operations	$51,542	$52,172	$45,782	$205,855	$142,882
GAAP weighted average shares - diluted	139,239	145,705	154,111	147,652	153,983
Non-GAAP adjustment	2,100	1,920	1,558	2,206	2,014
Non-GAAP weighted average shares - diluted	141,339	147,625	155,669	149,858	155,997
Non-GAAP diluted net income per share - continuing operations	$0.36	$0.35	$0.29	$1.37	$0.92

GAAP gross profit	$107,963	$107,911	$98,055	$421,654	$345,304
Acquisition related:
Amortization of acquisition related intangibles	3,355	1,521	625	6,110	4,534
Amortization of fair market value adjustment to inventory	4,641	890	—	5,531	—
Restructuring related:
Severance and retention costs	262	—	—	450	23
Assets impairment and other	—	—	220	147	2,489
Other:
Compensation expense (benefit) - deferred compensation plan	58	134	78	(65)	311
Stock-based compensation expense	715	666	589	2,708	1,936
Non-GAAP gross profit	$116,994	$111,122	$99,567	$436,535	$354,597

GAAP R&D expenses:	$41,023	$38,429	$32,071	$148,507	$127,688
Restructuring related:
Severance and retention costs	(1,152)	(66)	—	(2,246)	(467)
Facility closure costs	—	—	—	(154)	(209)
Assets impairment and other	—	—	(45)	261	(479)
Other:
Compensation benefit (expense) - deferred compensation plan	(61)	(143)	(83)	70	(464)
Stock-based compensation expense	(3,660)	(4,433)	(2,266)	(15,268)	(9,813)
Non-GAAP R&D expenses	$36,150	$33,787	$29,677	$131,170	$116,256

GAAP SG&A expenses:	$40,287	$38,851	$27,050	$136,508	$106,469
Acquisition related:
Amortization of acquisition related intangibles	(5,992)	(1,211)	(376)	(7,552)	(2,039)
Acquisition related fees	(245)	(2,113)	—	(2,358)	125
Restructuring related:
Severance and retention costs	(1,173)	(6,025)	—	(8,797)	(484)
Facility closure costs	(53)	—	—	(53)	(67)
Other:
Compensation expense - deferred compensation plan	(38)	(89)	(52)	(189)	(215)
Stock-based compensation expense	(3,874)	(4,363)	(2,829)	(16,182)	(10,704)
Non-GAAP SG&A expenses	$28,912	$25,050	$23,793	$101,377	$93,085

GAAP interest and other income (expense), net	$(3,601)	$(2,008)	$1,966	$(2,775)	$4,791
Non-cash interest expense	3,191	2,164	—	5,355	—
Loan prepayment penalty	—	164	—	164	—
Acquisition related foreign exchange loss	—	536	—	536	—
Gain from divestiture	—	(22)	(168)	(98)	(272)
Loss (gain) on deferred compensation plan securities	(151)	(363)	(205)	205	(940)
Assets impairment and other	—	—	—	(325)	—
Non-GAAP income and other income (expense), net	$(561)	$471	$1,593	$3,062	$3,579

GAAP provision for (benefit from) income taxes - continuing operations	$(58,559)	$(3,922)	$517	$(61,435)	$1,357
Non-GAAP tax adjustments	58,388	4,506	1,391	62,629	4,596
Non-GAAP provision for (benefit from) income taxes - continuing operations	$(171)	$584	$1,908	$1,194	$5,953

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Apr. 3	Mar. 29,
(In thousands)	2016	2015

ASSETS
Current assets:
Cash and cash equivalents	$203,231	$116,945
Short-term investments	151,233	438,115
Accounts receivable, net	74,386	63,618
Inventories	54,243	45,410
Prepaid and other current assets	15,008	16,041
Total current assets	498,101	680,129

Property, plant and equipment, net	73,877	65,508
Goodwill	305,733	135,644
Acquisition-related intangibles	127,761	5,535
Other assets	93,717	26,843
TOTAL ASSETS	$1,099,189	$913,659

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$39,858	$28,006
Accrued compensation and related expenses	45,269	43,649
Deferred income on shipments to distributors	7,006	15,694
Deferred tax liabilities	—	1,401
Other accrued liabilities	14,974	17,582
Total current liabilities	107,107	106,332

Deferred tax liabilities	19,712	1,121
Long term income taxes payable	2,190	347
Convertible notes	272,221	—
Other long term obligations	21,264	17,605
Total liabilities	422,494	125,405

Stockholders' equity	676,695	788,254

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,099,189	$913,659